Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

Dated as of May 3, 2006

to

CREDIT AGREEMENT

Dated as of June 7, 2005

THIS AMENDMENT NO. 2 (“Amendment”) is made as of May 3, 2006 by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of June 7, 2005 by and among the Borrower, the Lenders and the Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is amended as follows:

(a) The definition of “Consolidated EBITDA” appearing in Article I of the Credit Agreement shall be amended and restated in its entirety as follows:

“Consolidated EBITDA” means Consolidated Net Income plus, (1) to the extent not included in such revenue, Amortized Collections, and (2) to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense (whether actual or contingent), (ii) expense for taxes paid or accrued, (iii) depreciation expense, (iv) amortization expense, (v) any extraordinary losses, and (vi) non-cash charges arising from compensation expense as a result of the adoption of amendments to Agreement Accounting Principles requiring certain stock based compensation to be recorded as an expense within the Borrower’s consolidated statement of operations, minus, to the extent included in Consolidated Net Income, (a) interest income, (b) any extraordinary gains, (c) the income of any JV Entity or any other Person (1) in which any Person other than the Borrower or any of its Subsidiaries has a joint interest or a partnership interest or other ownership interest and (2) to the extent the Borrower or any of its Subsidiaries does not control the Board of Directors or other governing body of such JV Entity or Person or otherwise does not control the declaration of a dividend or other distribution by such JV Entity or Person, except in each case to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such JV Entity or Person during the relevant period and (d) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or distributions (including via intercompany advances or other intercompany transactions but in each case up to and not exceeding the amount of such income) by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, all calculated for the Borrower and its Subsidiaries on a consolidated basis.

(b) The definition of “Revolving Loan Termination Date” appearing in Article I of the Credit Agreement shall be amended and restated in its entirety as follows:

“Revolving Loan Termination Date” means the earlier of (a) May 3, 2010 (or such later date as may be agreed upon pursuant to Section 2.21 hereof), and (b) the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.2 hereof or the Revolving Loan Commitments pursuant to Section 8.1 hereof.

(c) Article I of the Credit Agreement is amended to delete the definitions of “Adjusted Cash Flow Leverage Ratio” and “Adjusted Balance Sheet Leverage Ratio” therefrom.

(d) Article I of the Credit Agreement is further amended to insert the following new definitions thereto:

“Amortized Collections” means, for any period, the aggregate amount of collections from receivable portfolios (including that portion attributable to sales of receivables) of Borrower and its Subsidiaries calculated on a consolidated basis for such period, in accordance with Agreement Accounting Principles, that are not included in consolidated revenues by reason of the application of such collections to principal of such receivable portfolios (for purposes of illustration only, the Amortized Collections have been most recently identified in the amount of $72,044,000 as “Collections applied to principal of receivable portfolios” in the Borrower’s consolidated statement of cash flows for the period ended December 31, 2005 as reflected in the Borrower’s Form 10-K for such period).

“Consolidated Funded Indebtedness” means at any time the aggregate dollar amount of Consolidated Indebtedness which has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time.

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“Consolidated Indebtedness” means, at any time, the Indebtedness of the Borrower and its Subsidiaries that would be reflected on a consolidated balance sheet of Borrower prepared in accordance with Agreement Accounting Principles as of such time.

“Consolidated Net Worth” means at any time, with respect to any Person, the consolidated stockholders’ equity of such Person and its Subsidiaries calculated on a consolidated basis in accordance with Agreement Accounting Principles.

(e) Section 2.5.3(i) of the Credit Agreement is amended to (i) delete the reference to “$225,000,000” appearing in clause (A) thereof and substitute “$250,000,000” in lieu thereof and (ii) delete the reference to “$25,000,000” appearing in clause (C) thereof and substitute “$50,000,000” in lieu thereof.

(f) A new Section 2.21 is added to the Credit Agreement and shall read as follows:

2.21 Extension of Revolving Loan Termination Date. The Borrower may request a one-year extension of the Revolving Loan Termination Date by submitting a request for an extension to the Administrative Agent (an “Extension Request”) no more than 90 and no less than 30 days prior to each anniversary of the Closing Date. Promptly upon receipt of an Extension Request, the Administrative Agent shall notify each Lender thereof and shall request each Lender to consider approval of the Extension Request. Each Lender approving the Extension Request shall deliver its written consent no later than 15 days prior to the proposed extended Revolving Loan Termination Date. If the consent of each of the Lenders is received by the Administrative Agent, the Revolving Loan Termination Date shall be extended by one year and the Administrative Agent shall promptly notify the Borrower and each Lender of the new Revolving Loan Termination Date.

(g) Section 6.21 of the Credit Agreement is amended and restated in its entirety to read as follows:

6.21.1 Cash Flow Leverage Ratio. The Borrower will not permit the ratio (the “Cash Flow Leverage Ratio”), determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness of the Borrower to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters to be greater than 1.75 to 1.0 for each fiscal four-quarter period.

The Cash Flow Leverage Ratio shall be calculated based upon (a) for Consolidated Funded Indebtedness, as of the last day of each such fiscal quarter and (b) for Consolidated EBITDA, the actual amount as of the last day of each fiscal quarter for the most recently ended four consecutive fiscal quarters.

6.21.2 Minimum Net Worth. The Borrower will not permit its Consolidated Net Worth to be less than the sum of (i) $106,500,000, plus (ii) 50% of Consolidated Net Income earned in each fiscal quarter beginning with the quarter ending March 31, 2006 (without deduction for losses), plus (iii) 100% of the amount by which the Borrower’s “total stockholders’ equity” is increased after May 3, 2006 as a result of the issuance or

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sale by the Borrower or any of its Subsidiaries of, or the conversion of any Indebtedness of such Person into, any equity interests (including warrants and similar investments) in such Person.

(h) Section 6.23 of the Credit Agreement is amended to delete the reference to “$5,000,000” appearing therein and substitute “$6,000,000” in lieu thereof.

(i) Section 6.24 of the Credit Agreement is amended to delete the reference to “$3,500,000” appearing therein and substitute “$5,000,000” in lieu thereof.

(j) In connection with certain assignments being entered into by certain of the Lenders, the Revolving Loan Commitments of certain of the Lenders are amended and increased and therefore, upon the effectiveness hereof, the Revolving Loan Commitments of all of the Lenders are amended as set forth in the schedule on Annex I hereto. The Borrower hereby agrees to compensate each Lender for any and all losses, expenses and liabilities incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 3.4 of the Credit Agreement.

(k) The Pricing Schedule is amended and restated in its entirety to read as set forth on Annex II hereto.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) in connection with the assignments and increases described in Section 1(j) above, the Agent and the Lenders shall have administered the reallocation of the Aggregate Outstanding Revolving Credit Exposure among the Lenders such that after giving effect to the reallocations of the Revolving Loan Commitments, each Lender’s Revolving Loan Pro Rata Share of the Aggregate Outstanding Revolving Credit Exposure is equal to such Lender’s Revolving Loan Pro Rata Share of the Aggregate Revolving Loan Commitments, (b) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) such other opinions, instruments and documents as are reasonably requested by the Agent, (iii) for the ratable account of each Lender, an amendment fee in an amount equal to 0.075% of such Lender’s Revolving Loan Commitment and (c) the Borrower shall have paid, to the extent invoiced, all expenses of the Agent (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

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4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC., as the Borrower

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President and CEO

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as LC Issuer and as a Lender

By:	/s/ Steven J. Krakoski
Name:	Steven J. Krakoski
Title:	Senior Vice President

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK OF SCOTLAND, as a Lender

By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Gordon W. Wiens
Name:	Gordon W. Wiens
Title:	Senior Vice President

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Michael Powell
Name:	Michael Powell
Title:	Senior Vice President

GUARANTY BANK, as a Lender

By:	/s/ Michael Ansolabehere
Name:	Michael Ansolabehere
Title:	Senior Vice President

FIRST BANK, as a Lender

By:	/s/ Susan J. Pepping
Name:	Susan J. Pepping
Title:	Vice President

CITIBANK (WEST) F.S.B., as a Lender

By:	/s/ Dennis J. Jans
Name:	Dennis J. Jans
Title:	Vice President

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK LEUMI USA, as a Lender

By:	/s/ Jacques Delvoye
Name:	Jacques Delvoye
Title:	Vice President

MANUFACTURERS BANK, as a Lender

By:	/s/ Robert Brito
Name:	Robert Brito
Title:	Senior Vice President

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of June 7, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 2 is dated as of May 3, 2006 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

[Signature Page Follows]

Dated: May 3, 2006

MIDLAND CREDIT MANAGEMENT, INC., as a Guarantor		MIDLAND FUNDING NCC-2 CORPORATION, as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

MIDLAND ACQUISITION CORPORATION, as a Guarantor		MIDLAND RECEIVABLES 98-1 CORPORATION, as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

MIDLAND RECEIVABLES 99-1 CORPORATION, as a Guarantor		MIDLAND FUNDING 98-A CORPORATION, as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

MIDLAND FUNDING NCC-1 CORPORATION, as a Guarantor		MIDLAND PORTFOLIO SERVICES, INC., as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

MIDLAND FUNDING LLC, as a Guarantor

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

ACG MANAGEMENT LLC, as a Guarantor		MIDLAND INTERNATIONAL LLC, as a Guarantor

By: ACG HOLDING, INC., as Manager		By: MIDLAND CREDIT MANAGEMENT, INC., its Sole Member

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

ACG HOLDING, INC., as a Guarantor		ASCENSION CAPITAL GROUP, LP, as a Guarantor

By:	/s/ J. Brandon Black	By: ACG HOLDING, INC., its General Partner
Name:	J. Brandon Black
Title:	President	By:	/s/ J. Brandon Black
		Name:	J. Brandon Black
		Title:	President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

ANNEX I

Revolving Loan Commitments

Lender	Amount of Revolving Loan Commitment	% of Aggregate Revolving Loan Commitment
JPMorgan Chase Bank, National Association	$40,000,000	20%
Bank of Scotland	$35,000,000	17.5%
Bank of America, N.A.	$35,000,000	17.5%
California Bank & Trust	$25,000,000	12.5%
Guaranty Bank	$20,000,000	10.0%
First Bank	$15,000,000	7.5%
Citibank (West) F.S.B.	$15,000,000	7.5%
Bank Leumi USA	$10,000,000	5.0%
Manufacturers Bank	$5,000,000	2.5%
TOTAL	$200,000,000	100%

ANNEX II

PRICING SCHEDULE

APPLICABLE MARGIN	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS
Eurodollar Rate	1.75%	2.00%	2.25%
Floating Rate	0.00%	0.00%	0.00%

APPLICABLE FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS
Commitment Fee	0.300%	0.375%	0.500%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1.1 or 6.1.2.

“Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Cash Flow Leverage Ratio is less than 1.0 to 1.0.

“Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Cash Flow Leverage Ratio is less than 1.5 to 1.0.

“Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Borrower has not qualified for Level I Status or Level II Status.

“Status” means either Level I Status, Level II Status or Level III Status.

The Applicable Margin and Applicable Fee Rate shall be determined in accordance with foregoing table based on the Borrower’s Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

Notwithstanding the foregoing, Level II Status shall be deemed to be applicable until the Administrative Agent’s receipt of the applicable Financials for the Borrower’s fiscal quarter ending on or about March 31, 2006 (unless such Financials demonstrate that a higher Applicable Margin/Applicable Fee Rate should have been applicable during such period, in which case the applicable Level based on such higher Applicable Margin/Applicable Fee Rate shall be deemed to be applicable during such period) and adjustments to the Applicable Margin and Applicable Fee Rate shall thereafter be effected in accordance with the preceding paragraph.